Exhibit 10.2

GUIDED THERAPEUTICS, INC.

Up to 25,178,123 Shares of Common Stock

25,178,123 Warrants to Purchase up to 8,392,708 Shares of Common Stock

Up to 8,392,708 Shares of Common Stock Underlying Warrants

PLACEMENT AGENT AGREEMENT

November 26, 2014

Olympus Securities LLC
405 Lexington Avenue
New York, NY 10174
(facsimile) 973-575-0730

Ladies and Gentlemen:

Guided Therapeutics, Inc., a Delaware corporation (the “Company”), proposes to issue and sell, pursuant to the terms and conditions of this Placement Agent Agreement (this “Agreement”) and Subscription Agreements in the form of Exhibit A attached hereto (the “Subscription Agreements”) entered into with the purchasers identified therein (each a “Purchaser” and, collectively, the “Purchasers”), (i) to the Purchasers, up to an aggregate of 25,178,123 shares (the “Shares”) of common stock, par value $0.001 per share (the “Common Stock”), of the Company, accompanied by a warrant (a “Purchaser Warrant”), in the form attached hereto as Exhibit B, to purchase one-half of a share of Common Stock (a “Purchaser Warrant Share” and, together with the Shares and the Purchaser Warrant Share, the “Securities”), and (ii) to Olympus Securities LLC (the “Placement Agent”), up to four and one-half percent (4.5%) of the total number of Shares and Purchaser Warrants sold to the Purchasers under the Subscription Agreements (which total number shall not include the exercise of any Purchaser Warrants or the issuance of any Purchaser Warrant Shares). The Company hereby confirms its agreement with the Placement Agent to act as Placement Agent in accordance with the terms and conditions hereof.

The Company and the Placement Agent hereby confirm their agreement as follows:

1.                   Registration Statement and Prospectus. The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 (Registration File No. 333-198733) under the Securities Act of 1933 (the “Securities Act”), which became effective on November 19, 2014, for the registration under the Securities Act of the Securities. At the time of such filing, the Company met the requirements of Form S-1 under the Securities Act. The Company will file with the Commission pursuant to Rules 430A, 430B and 424(b), as applicable, under the Securities Act, and the rules and regulations (the “Rules and Regulations”) of the Commission promulgated thereunder, a Prospectus included in such registration statement relating to the registration and sale of the Securities. Such registration statement, including the exhibits thereto, as amended at the date of this Agreement, is hereinafter called the “Registration Statement”; such prospectus in the form in which it appears in the Registration Statement is hereinafter called the “Preliminary Prospectus”; and the amended or supplemented form of prospectus, in the form in which it will be filed with the Commission pursuant to Rules 430A, 430B and 424(b), as applicable (including the Preliminary Prospectus as so amended or supplemented) is hereinafter called the “Prospectus.”

2.                   Agreement to Act as Placement Agent; Placement of the Securities. On the basis of the representations, warranties and agreements of the Company herein contained, and subject to all the terms and conditions of this Agreement:

(a)                 The Company hereby authorizes the Placement Agent to act as its exclusive agent to solicit offers for the purchase of all or part of the Securities from the Company in connection with the proposed offering in the United States of the Securities (the “Offering”). Until the earlier of Closing Date (as defined in Section 5 below) or 45 days from the date hereof, or earlier upon termination of this Agreement pursuant to Section 10, the Company shall not, without the prior written consent of the Placement Agent, solicit or accept offers in the United States (or outside the United States if such solicitation or acceptance relates to Securities included in the Registration Statement) to purchase any securities otherwise than through the Placement Agent.

(b)                 The Company hereby acknowledges that the Placement Agent has agreed, as agent of the Company, to use its “best efforts” to solicit offers to purchase the Securities from the Company on the terms and subject to the conditions set forth in the Prospectus. The Placement Agent shall use reasonable efforts to assist the Company in obtaining performance by each Purchaser whose offer to purchase Securities has been solicited by the Placement Agent and accepted by the Company, but the Placement Agent shall not, except as otherwise provided in this Agreement, be obligated to disclose the identity of any potential purchaser or have any liability to the Company in the event any such purchase is not consummated for any reason. Under no circumstances will the Placement Agent be obligated to underwrite or purchase any Securities for its own account and, in soliciting purchases of the Securities; the Placement Agent shall act solely as the Company’s agent and not as principal.

(c)                 Subject to the provisions of this Section 2, offers for the purchase of the Securities may be solicited by the Placement Agent as agent for the Company at such times and in such amounts as the Placement Agent deems advisable. The Placement Agent shall communicate to the Company, orally or in writing, each reasonable offer to purchase Securities received by it as agent of the Company. The Company shall have the sole right to accept offers to purchase Securities and may reject any such offer, in whole or in part. The Placement Agent shall have the right, in its discretion reasonably exercised, without notice to the Company, to reject any offer to purchase Securities received by it, in whole or in part, and any such rejection shall not be deemed a breach of this Agreement.

(d)                 Each Share and Purchaser Warrant is being sold to the Purchasers at a combined offering price of $0.225 per Share (the “Offering Price”). The purchases of the Shares and Warrants by the Purchasers shall be evidenced by the execution of Subscription Agreements by each of the Purchasers and the Company.

(e)                 As compensation for services rendered, on the Closing Date, the Company shall pay to the Placement Agent by wire transfer of immediately available funds to an account or accounts designated by the Placement Agent, an aggregate amount equal to the lesser of (i) $600,000 or (ii) the sum of (a) 8% of the gross proceeds received by the Company from the sale of the Shares and Purchaser Warrants to parties other than Company-introduced Purchasers plus (b) 4% of the gross proceeds received by the Company from the sale of the Shares and Purchaser Warrants to Company-introduced Purchasers (whether introduced prior to or at any time during the term of the engagement of the Placement Agent) on such Closing Date. A list of Company-introduced Purchasers is attached hereto as Exhibit 2(e). For the purposes of Section 2(e) and 2(f), gross proceeds shall equal the aggregate of the Purchasers’ Subscription Amounts (as defined in the Subscription Agreements) whether paid in cash, the extinguishment of notes issued by the Company or otherwise for the relevant group of Purchasers.

(f)                  On the Closing Date and as a condition precedent to the sale of such Securities, the Company hereby agrees to issue and sell to the Placement Agent or its designees, as determined by the Placement Agent, warrants (the “Placement Agent Warrants”) to purchase shares of Common Stock equal to 4.5% of the total shares of common stock sold to the Purchasers. The exercise of Purchaser Warrants or the issuance of Purchaser Warrant Shares will not constitute a sale of Securities for the purposes of this Section 2(f). The Placement Agent’s Warrant agreement, in the form attached hereto as Exhibit C (the “Placement Agent’s Warrant Agreement”), shall be exercisable, in whole or in part, commencing upon the one-year anniversary and expiring on the five-year anniversary of the date of the commencement of sales of the Offering at an exercise price per share of equal to 125% of the lowest price paid for the Securities in the Offering. The Placement Agent’s Warrant and the shares of Common Stock issuable upon exercise thereof are hereinafter referred to together as the “Placement Agent’s Securities”. The Placement Agent understands and agrees that there are significant restrictions pursuant to Financial Industry Regulatory Agency (“FINRA”) Rule 5110 against transferring the Placement Agent’s Warrant and the underlying shares of Common Stock during the 180 days after the commencement of sales of the Offering and by its acceptance thereof shall agree that it will not sell, transfer, assign, pledge or hypothecate the Placement Agent’s Warrant, or any portion thereof, or be the subject of any hedging, short sale, derivative, put or call transaction that would result in the effective economic disposition of such securities for a period of 360 days following the commencement of sales of the Offering to anyone other than (i) an underwriter or a selected dealer in connection with the Offering, or (ii) a bona fide officer or partner of the Placement Agent or of any such underwriter or selected dealer; and only if any such transferee agrees to the foregoing lock-up restrictions. Delivery of the Placement Agent’s Warrant Agreement shall be made on the Closing Date and shall be issued in the name or names and in such authorized denominations as the Placement Agent may request. Additionally, the Placement Agent understands and agrees that none of the Placement Agent’s Securities shall carry with them any “demand registration rights”, “piggyback registration rights” or any other right which would require the Company to include any or all of the Placement Agent’s Securities to be included on a registration statement to be filed with the U.S. Securities and Exchange Commission.

(g)                 No Securities that the Company has agreed to sell pursuant to this Agreement and the Subscription Agreements shall be deemed to have been purchased and paid for, or sold by the Company, until such Securities shall have been delivered to the Purchaser thereof against payment by such Purchaser. If the Company shall default in its obligations to deliver Securities to a Purchaser whose offer it has accepted, the Company shall indemnify and hold the Placement Agent harmless against any loss, claim, damage or expense arising from or as a result of such default by the Company in accordance with the procedures set forth in Section 8(c) herein.

3.                   Representations and Warranties of the Company Regarding the Offering.

(a) The Company represents and warrants to, and agrees with, the Placement Agent, as of the date hereof and as of the Closing Date, except as otherwise indicated, as follows:

(i)                   The Registration Statement contains or incorporates by reference all exhibits and schedules as required by the Securities Act. Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the applicable Rules and Regulations and did not and, as amended or supplemented, if applicable, will not, as of the date thereof, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Preliminary Prospectus and the Prospectus, each as of its respective date, comply in all material respects with the Securities Act and the Exchange Act and the applicable Rules and Regulations. Each of the Preliminary Prospectus and the Prospectus, as amended or supplemented, did not and will not contain as of the date thereof any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Time of Sale Disclosure Package (as defined herein) as of the date hereof, at the Closing Date, and the Prospectus, as amended or supplemented, as of its date, at the time of filing pursuant to Rule 424(b) under the Securities Act and at the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing representations and warranties in this Section 3(a)(i) shall not apply to information contained in or omitted from the Registration Statement, the Preliminary Prospectus or the Prospectus in reliance upon, or in conformity with, written information furnished to the Company by the Placement Agent specifically for use in the preparation thereof, which written information is described in Section 8(f) hereof. There are no documents required to be filed with the Commission in connection with the transaction contemplated hereby that (x) have not been filed as required pursuant to the Securities Act or (y) will not be filed within the requisite time period.

(ii)                 The Company has not distributed any prospectus or other offering material in connection with the offering and sale of the Securities other than the Time of Sale Disclosure Package.

(iii)                                (A) The Company has provided a copy to the Placement Agent of each Issuer Free Writing Prospectus (as defined below) used in the sale of the Securities.  The Company has filed all Issuer Free Writing Prospectuses required to be so filed with the Commission, and no order preventing or suspending the effectiveness or use of any Issuer Free Writing Prospectus is in effect and no proceedings for such purpose have been instituted or are pending, or, to the knowledge of the Company, are contemplated or threatened by the Commission.  When taken together with the rest of the Time of Sale Disclosure Package or the Prospectus, since its first use and at all relevant times since then, no Issuer Free Writing Prospectus has, does or will include (1) any untrue statement of a material fact or omission to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (2) information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus. The representations and warranties set forth in the immediately preceding sentence shall not apply to statements in or omissions from the Time of Sale Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus in reliance upon, and in conformity with, written information furnished to the Company by the Placement Agent specifically for use in the preparation thereof.  As used in this paragraph and elsewhere in this Agreement:

(1)         “Time of Sale Disclosure Package” means the Prospectus most recently filed with the Commission before the time of this Agreement, including any preliminary prospectus supplement deemed to be a part thereof, and each Issuer Free Writing Prospectus.

(2)         “Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act, relating to the Securities that (A) is required to be filed with the Commission by the Company, or (B) is exempt from filing pursuant to Rule 433(d)(5)(i) or (d)(8) under the Securities Act, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the Securities Act.

(B)         At the time of filing of the Registration Statement and at the date hereof, the Company was not and is not an “excluded issuer” as defined in Rule 164 under the Securities Act.

(C)         Each Issuer Free Writing Prospectus satisfied, as of its issue date and at all subsequent times through the Prospectus Delivery Period (as defined below in Section 4(a)(i)), all other conditions as may be applicable to its use as set forth in Rules 164 and 433 under the Securities Act, including any legend, record-keeping or other requirements..

(iv)               The financial statements of the Company, together with the related notes, included in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and fairly present in all material respects the financial condition of the Company as of the dates indicated and the results of operations and changes in cash flows for the periods therein specified in conformity with U.S. generally accepted accounting principles consistently applied throughout the periods involved, except as otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by United States generally accepted accounting principles; and the supporting schedules included in the Registration Statement and the Time of Sale Disclosure Package present fairly in all material respects the information required to be stated therein. No other financial statements, pro forma financial information or schedules are required under the Securities Act to be included in the Registration Statement, the Time of Sale Disclosure Package or the Prospectus.

(v)                 To the Company’s knowledge, UHY LLP, which has expressed its opinion with respect to the financial statements and schedules included in the Registration Statement, is an independent public accounting firm with respect to the Company within the meaning of the Securities Act and the Rules and Regulations.

(vi)               The Company had a reasonable basis for, and made in good faith, each “forward-looking statement” (within the meaning of Section 27A of the Securities Act or Section 21E of the Exchange Act) contained in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, in each case at the time such “forward-looking statement” was made.

(vii)              All statistical or market-related data included in the Registration Statement, the Time of Sale Disclosure Package or the Prospectus, are based on or derived from sources that the Company reasonably believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources, to the extent required, other than such consents the failure of which to obtain is not reasonably likely to result in a Material Adverse Effect (as defined below in Section 4(a)(i)).

(viii)            The Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is traded on the OTC Marketplace (OTCQB) and OTC Bulletin Board. Except as set forth in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, there is no action pending by the Company or, to the Company’s knowledge, to delist the Common Stock, nor has the Company received any notification that the FINRA is contemplating terminating, halting or suspending trading.

(ix)               The Company has not taken, directly or indirectly, any action that is designed to or that has constituted or that would reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale of the Shares and Purchaser Warrants.

(x)                 The Company is not and, after giving effect to the offering and sale of the Shares and Purchaser Warrants and the application of the net proceeds thereof, will not be an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended.

(b)                 Any certificate signed by any officer of the Company and delivered to the Placement Agent or to the Placement Agent’s counsel shall be deemed a representation and warranty by the Company to the Placement Agent as to the matters covered thereby.

4.                   Representations and Warranties Regarding the Company.

(a)                 The Company represents and warrants to and agrees with, the Placement Agent, as of the date hereof and as of the Closing Date, except as set forth in the Registration Statement, the Time of Sale Disclosure Package or the Prospectus, as follows:

(i)                   Each of the Company and its subsidiaries has been duly organized and is validly existing as a corporation or other entity in good standing under the laws of its jurisdiction of organization. Each of the Company and its subsidiaries has the power and authority (corporate or otherwise) to own its properties and conduct its business as currently being carried on and as described in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, and is duly qualified to do business as a foreign corporation or other entity in good standing in each jurisdiction in which it owns or leases real property or in which the conduct of its business makes such qualification necessary and in which the failure to so qualify would have or is reasonably likely to result in a material adverse effect upon the business, properties, operations, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, or in its ability to perform its obligations under this Agreement (“Material Adverse Effect”). The Company has no “significant subsidiary” (as such term is defined in Rule 1-02 of Regulation S-X promulgated under the Securities Act).

(ii)                 The Company has the power and authority to enter into this Agreement and each of the Subscription Agreements and to perform and to discharge its obligations hereunder and thereunder. This Agreement and each of the Subscription Agreements have been duly authorized, executed and delivered by the Company, and constitute a valid, legal and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

(iii)                The execution, delivery and performance of this Agreement and the Subscription Agreements and the consummation of the transactions herein contemplated will not (A) result in a breach or violation of any of the terms and provisions of, or constitute a default under, any law, order, rule or regulation to which the Company or any subsidiary is subject, or by which any property or asset of the Company or any subsidiary is bound, except to the extent such breach, violation or default is not reasonably likely to have a Material Adverse Effect, (B) conflict with, result in any violation or breach of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) (a “Default Acceleration Event”) of, any agreement, lease, credit facility, debt, note, bond, mortgage, indenture or other instrument (the “Contracts”) or obligation or other understanding to which the Company or any subsidiary is a party or by which any property or asset of the Company or any subsidiary is bound, except to the extent that such conflict, default or Default Acceleration Event is not reasonably likely to result in a Material Adverse Effect, or (C) result in a breach or violation of any of the terms and provisions of, or constitute a default under, the Company’s Restated Certificate of Incorporation, as amended or the Company’s Amended and Restated Bylaws.

(iv)               Neither the Company nor any of its subsidiaries is in violation, breach or default under its articles of incorporation, as amended, by-laws, as amended, or other equivalent organizational or governing documents, except where the violation, breach or default in the case of a subsidiary of the Company is not reasonably likely to result in a Material Adverse Effect.

(v)                 No consents, approvals, orders, authorizations or filings are required on the part of the Company and its subsidiaries in connection with the execution, delivery or performance of this Agreement, the Subscription Agreements and the issuance and sale of any of the Securities, except (A) the registration under the Securities Act of the Securities, (B) such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act, state or foreign securities or Blue Sky laws and the rules of FINRA in connection with the placement and distribution of the Securities by the Placement Agent and (C) such consents, approvals, orders, authorizations and filings, in each case, the failure of which to make or obtain is not reasonably likely to result in a Material Adverse Effect.

(vi)               The Company has an authorized capitalization as set forth in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus. All of the issued and outstanding shares of capital stock of the Company are duly authorized and validly issued, fully paid and non-assessable, and have been issued in compliance with all applicable federal and state securities laws, and conform in all material respects to the description thereof in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus. All of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims. Except for the issuances of options or restricted stock in the ordinary course of business, since the respective dates as of which information is provided in the Registration Statement, the Time of Sale Disclosure Package or the Prospectus, the Company has not entered into or granted any convertible or exchangeable securities, options, warrants, agreements, contracts or other rights in existence to purchase or acquire from the Company any shares of the capital stock of the Company. The Securities to be issued and sold by the Company to the Purchasers hereunder and under the Subscription Agreements have been duly authorized and, when issued, will be validly issued, fully paid and non-assessable, will be issued in compliance with all applicable federal and state securities laws, and, except as otherwise set forth in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, will be free of preemptive, registration or similar rights and will conform to the description of the capital stock of the Company contained in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus. The Shares and Purchaser Warrants, when issued, will conform in all material respects to the descriptions thereof set forth in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus. The Placement Agent’s Securities to be issued have been duly authorized and, when issued, will be validly issued, fully paid and non-assessable, will be issued in compliance with all applicable federal and state securities laws and, except as otherwise set forth in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, will be free of preemptive, registration or similar rights.

(vii)              Each of the Company and its subsidiaries has (A) filed all returns (as hereinafter defined) required to be filed with taxing authorities prior to the date hereof or has duly obtained extensions of time for the filing thereof and (B) paid all taxes (as hereinafter defined) shown as due on such returns that were filed and has paid all taxes imposed on or assessed against the Company or such respective subsidiary, except, in all cases, for any such amounts that the Company or any subsidiary is contesting in good faith and except in any case in which the failure to so file or pay would not reasonably be expected to have a Material Adverse Effect. The provisions for taxes payable, if any, shown on the financial statements filed with or as part of the Registration Statement are sufficient for all accrued and unpaid taxes, whether or not disputed, and for all periods to and including the dates of such consolidated financial statements. No issues have been raised and are currently pending by any taxing authority in connection with any of the returns or taxes asserted as due from the Company or its subsidiaries, and no waivers of statutes of limitation with respect to the returns or collection of taxes have been given by or requested from the Company or its subsidiaries. The term “taxes” mean all federal, state, local, foreign, and other net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, windfall profits, customs, duties or other taxes, fees, assessments, or charges of any kind whatever, together with any interest and any penalties, additions to tax, or additional amounts with respect thereto. The term “returns” means all returns, declarations, reports, statements, and other documents required to be filed in respect to taxes.

(viii)            Since the respective dates as of which information is given (including incorporated by reference) in the Registration Statement, the Time of Sale Disclosure Package or the Prospectus, (a) neither the Company nor any of its subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions other than in the ordinary course of business, (b) the Company has not declared or paid any dividends or made any distribution of any kind with respect to its capital stock, (c) there has not been any change in the capital stock of the Company or any of its subsidiaries (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise of outstanding options, warrants, convertible preferred stock or convertible notes or the issuance of restricted stock awards or restricted stock units under the Company’s existing stock awards plan, or any new grants thereof in the ordinary course of business), (d) there has not been any material change in the Company’s long-term or short-term debt, and (e) there has not been a Material Adverse Effect.

(ix)               Except as a set forth in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, there is not pending or, to the knowledge of the Company, threatened, any action, lawsuit or proceeding to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or its subsidiaries is the subject before or by any court or governmental agency, authority or body, or any arbitrator or mediator, that is reasonably likely to result in a Material Adverse Effect or adversely affect the consummation of the transactions contemplated by this Agreement.

(x)                 The Company and each of its subsidiaries holds, and is in compliance with, all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders (“Permits”) of any governmental or self-regulatory agency, authority or body required for the conduct of its business, and all such Permits are in full force and effect, in each case, except where the failure to hold, or comply with, any such Permits is not reasonably likely to result in a Material Adverse Effect.

(xi)               The Company and its subsidiaries have good and marketable title to all property (whether real or personal) described in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus as being owned by them that is material to the business of the Company, in each case free and clear of all liens, claims, security interests, other encumbrances or defects, except those that are described in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus or those that are not reasonably likely to result in a Material Adverse Effect. The property held under lease by the Company and its subsidiaries is held by them under valid, subsisting and enforceable leases with only such exceptions with respect to any particular lease as do not interfere in any material respect with the conduct of the business of the Company and its subsidiaries.

(xii)              The Company and each of its subsidiaries owns or possesses or has valid right to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets and similar rights (“Intellectual Property”) necessary for the conduct of the business of the Company and its subsidiaries as currently carried on and as described in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus. To the knowledge of the Company, no action or use by the Company or any of its subsidiaries will involve or give rise to any infringement of, or license or similar fees for, any Intellectual Property of others, except where such action, use, license or fee is not reasonably likely to result in a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received any notice alleging any such infringement or fee.

(xiii)            The Company and each of its subsidiaries has complied with, is not in violation of, and has not received any notice of violation relating to any law, rule or regulation relating to the conduct of its business, or the ownership or operation of its property and assets, including, without limitation, (A) the Currency and Foreign Transactions Reporting Act of 1970, as amended, or any money laundering laws, rules or regulations, (B) any laws, rules or regulations related to health, safety or the environment, including those relating to the regulation of hazardous substances, (C) the Sarbanes-Oxley Act and the rules and regulations of the Commission thereunder, (D) the Foreign Corrupt Practices Act of 1977 and the rules and regulations thereunder, and (E) the Employment Retirement Income Security Act of 1974 and the rules and regulations thereunder, in each case, except where the failure to be in compliance is not reasonably likely to result in a Material Adverse Effect.

(xiv)            Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, employee, representative, agent or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering of the Shares contemplated hereby, or lend, contribute or otherwise make available such proceeds to any person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(xv)             The Company and each of its subsidiaries carries, or is covered by, insurance in such amounts and covering such risks as, in the Company’s reasonable judgment, is adequate for the conduct of its business and the value of its properties and as is customary for similarly sized companies engaged in similar businesses in similar industries.

(xvi)            No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent, that is reasonably likely to result in a Material Adverse Effect

(xvii)          Except as set forth in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, neither the Company, its subsidiaries nor, to its knowledge, any other party is in violation, breach or default of any Contract that is reasonably likely to result in a Material Adverse Effect

(xviii)         No supplier, customer, distributor or sales agent of the Company has notified the Company that it intends to discontinue or decrease the rate of business done with the Company, except where such decrease is not reasonably likely to result in a Material Adverse Effect.

(xix)            There are no claims, payments, issuances, arrangements or understandings for services in the nature of a finder’s, consulting or origination fee with respect to the introduction of the Company to the Placement Agent or the sale of the Securities and the Placement Agent’s Securities hereunder or any other arrangements, agreements, understandings, payments or issuances with respect to the Company that may affect the Placement Agent’s compensation, as determined by FINRA.

(xx)             Except as set forth in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, the Company has not made any direct or indirect payments (in cash, securities or otherwise) to (i) any person, as a finder’s fee, investing fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who provided capital to the Company, (ii) any FINRA member, or (iii) any person or entity that has any direct or indirect affiliation or association with any FINRA member within the 12-month period prior to the date on which the Registration Statement was filed with the Commission (“Filing Date”) or thereafter.

(xxi)            None of the net proceeds of the offering will be paid by the Company to any participating FINRA member or any affiliate or associate of any participating FINRA member, except as specifically authorized herein.

(xxii)          Except as set forth in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, to the Company’s knowledge, no (i) officer or director of the Company or its subsidiaries, (ii) owner of 5% or more of the Company’s unregistered securities or that of its subsidiaries or (iii) owner of any amount of the Company’s unregistered securities acquired within the 180-day period prior to the Filing Date, has any direct or indirect affiliation or association with any FINRA member. The Company will advise the Placement Agent and its counsel if it becomes aware that any officer, director or stockholder of the Company or its subsidiaries is or becomes an affiliate or associated person of a FINRA member participating in the Offering.

(xxiii)         Other than the Placement Agent, no person has the right to act as a placement agent, an underwriter or as a financial advisor to the Company in connection with the transactions contemplated hereby.

(xxiv)        The statements set forth in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus under the caption “Description of Securities,” insofar as they purport to constitute a summary of the terms of each of the Securities and documents referred to therein, are accurate, complete and fair descriptions of such Securities and documents.

(xxv)          Except as set forth or incorporated by reference in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right (other than rights which have been waived in writing or otherwise satisfied) to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

(xxvi)        Except as set forth or incorporated by reference in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, the Company has not sold or issued any shares of Common Stock during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

(xxvii)       The Company and each of its subsidiaries (i) are in compliance with all, and have not violated any, laws, regulations, ordinances, rules, orders, judgments, decrees, permits or other legal requirements of any governmental authority, including without limitation any international, national, state, provincial, regional, or local authority, relating to the protection of human health or safety, the environment, or natural resources, or to hazardous or toxic substances or wastes, pollutants or contaminants (including, without limitation, all health and safety laws) (“Environmental Laws”) applicable to such entity, which compliance includes, without limitation, obtaining, maintaining and complying with all permits and authorizations and approvals required by Environmental Laws to conduct their respective businesses as described in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, except where the failure to comply would not, singularly or in the aggregate, have a Material Adverse Effect, and (ii) have not received notice of any actual or alleged violation of Environmental Laws, or of any potential liability for or other obligation concerning the presence, disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants.

(A)     There are no proceedings that are pending, or known to be contemplated, against the Company or any of its subsidiaries under Environmental Laws in which a governmental authority is also a party.

(B)     The Company and its subsidiaries are not aware of any existing liabilities concerning hazardous or toxic substances or wastes, pollutants or contaminants that could reasonably be expected to have a Material Adverse Effect on the capital expenditures, earnings or competitive position of the Company and its subsidiaries.

(C)     To the knowledge of the Company, no property which is or has been owned, leased, used, operated or occupied by the Company or its subsidiaries has been designated as a Superfund site pursuant to the Comprehensive Environmental Response, Compensation of Liability Act of 1980, as amended (42 U.S.C. Section 9601, et. seq.), or otherwise designated as a contaminated site under applicable state or local law.

(xxviii)     Except as disclosed in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, the Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that complies in all material respects with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles.

(xxix)        Since the date of the latest audited financial statements included in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(xxx)          Except as disclosed in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, the Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities.

(xxxi)        The operations of the Company and its subsidiaries are being conducted in material compliance with applicable employment laws, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Employee Benefit Laws”) and no action, lawsuit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Employee Benefit Laws is pending or, to the knowledge of the Company, threatened that is reasonable likely to result in a Material Adverse Effect.

(xxxii)       Neither the Company nor any of its subsidiaries or affiliates, nor any director, officer, or employee, nor, to the Company’s knowledge, any agent or representative of the Company or of any of its subsidiaries or affiliates, has taken any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any “government official” (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) to influence official action or secure an improper advantage; and the Company and its subsidiaries and affiliates conduct their businesses in compliance in all material respects with applicable anti-corruption laws and have instituted and maintain and will continue to maintain policies and procedures designed to promote and achieve compliance in all material respects with such laws and with the representation and warranty contained herein.

5.                   The Closing. The time and date of closing and delivery of the documents required to be delivered to the Placement Agent pursuant to Sections 6 and 7 hereof shall be at 10:00 A.M., Eastern Daylight Time, on December 15, 2014, or at such time as the parties may mutually agree (the “Closing Date”) at the office of Sanders Ortoli Vaughn-Flam Rosenstadt LLP, 501 Madison Avenue, New York NY 10022.

6.                   Covenants.

(a)                 The Company covenants and agrees with the Placement Agent as follows:

(i)                   To prepare the Prospectus in a form approved by the Placement Agent and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act.

(ii)                 During the period beginning on the date hereof and ending on the date that the Prospectus is no longer required by law to be delivered in connection with sales by an underwriter or dealer (the “Prospectus Delivery Period”), prior to amending or supplementing the Registration Statement, the Time of Sale Disclosure Package or the Prospectus, the Company shall furnish to the Placement Agent for review and comment a copy of each such proposed amendment or supplement, and the Company shall not file any such proposed amendment or supplement to which the Placement Agent reasonably objects.

(iii)                From the date of this Agreement until the end of the Prospectus Delivery Period, the Company shall promptly advise the Placement Agent in writing (A) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission, (B) of the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to the Prospectus, the Time of Sale Disclosure Package or any Issuer Free Writing Prospectus, (C) of the time and date that any post-effective amendment to the Registration Statement becomes effective and (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending its use or the use of the Time of Sale Disclosure Package or any Issuer Free Writing Prospectus, or of any proceedings to remove, suspend or terminate from listing or quotation the Common Stock from any securities exchange upon which it is listed for trading or included or designated for quotation, or of the threatening or initiation of any proceedings for any of such purposes. If the Commission shall enter any such stop order at any time during the Prospectus Delivery Period, the Company will use its reasonable efforts to obtain the lifting of such order as soon as practicable. Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b), 430A and 430B, as applicable, under the Securities Act and will use its reasonable efforts to confirm that any filings made by the Company under Rule 424(b) were received in a timely manner by the Commission.

(iv)               (A) During the Prospectus Delivery Period, the Company will comply with all requirements imposed upon it by the Securities Act, the Rules and Regulations and the Exchange Act so far as necessary to permit the continuance of sales of or dealings in the Securities as contemplated by the provisions hereof, the Registration Statement, the Time of Sale Disclosure Package and the Prospectus. If during such period any event occurs as the result of which the Prospectus (or if the Prospectus is not yet available to prospective purchasers, the Time of Sale Disclosure Package) would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which such statement was made, not misleading, or if during such period it is necessary or appropriate in the opinion of the Company or its counsel or the Placement Agent or its counsel to amend the Registration Statement or supplement the Prospectus (or if the Prospectus is not yet available to prospective purchasers, the Time of Sale Disclosure Package) to comply with the Securities Act, the Company will promptly notify the Placement Agent and will amend the Registration Statement or supplement the Prospectus (or if the Prospectus is not yet available to prospective purchasers, the Time of Sale Disclosure Package) so as to correct such statement or omission or effect such compliance.

(B)         If during the Prospectus Delivery Period there occurred or occurs an event or development the result of which is that such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement or any Prospectus or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Company has promptly notified or promptly will notify the Placement Agent and has promptly amended or will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(v)                 The Company shall take or cause to be taken all necessary action to qualify the Securities and the Placement Agent’s Securities for sale under the securities laws of such jurisdictions as the Placement Agent reasonably designates and to continue such qualifications in effect so long as required for the distribution of the Securities and the Placement Agent’s Securities, except that the Company shall not be required in connection therewith to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified, to execute a general consent to service of process in any state or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise subject.

(vi)               The Company will furnish to the Placement Agent and counsel for the Placement Agent copies of the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Placement Agent may from time to time reasonably request.

(vii)              The Company will make generally available to its security holders as soon as practicable, but in any event not later than 15 months after the end of the Company’s current fiscal quarter, an earnings statement (which need not be audited) covering a 12-month period that shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Rules and Regulations.

(viii)            Subject to the immediately following sentence, the Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, will pay or cause to be paid (A) all expenses (including transfer taxes allocated to the respective transferees) incurred in connection with the delivery of the Securities and the Placement Agent’s Securities, (B) all expenses and fees (including, without limitation, fees and expenses of the Company’s counsel subject to the limitations set forth herein) in connection with the preparation, printing, filing, delivery, and shipping of the Registration Statement (including the financial statements therein and all amendments, schedules, and exhibits thereto), the Securities and the Placement Agent’s Securities, the Time of Sale Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus, and any amendment thereof or supplement thereto, (C) all reasonable and documented filing fees and fees and disbursements of the Placement Agent’s counsel incurred in connection with the qualification of the Securities for offering and sale by the Placement Agent or by dealers under the securities or blue sky laws of the states and other jurisdictions that the Placement Agent shall designate, (D) the fees and expenses of any transfer agent or registrar, (E) the filing fees and fees and any disbursements of the Placement Agent’s counsel incident to any required review and approval by FINRA of the terms of the sale of the Securities and the Placement Agent’s Securities and (F) blue-sky fees and all other costs and expenses incident to the performance of its obligations hereunder that are not otherwise specifically provided for herein. The Company will reimburse the Placement Agent for the fees incurred by Placement Agent’s counsel pursuant to clauses (C) and (E) above (provided that $15,000 of such legal fees have already been paid by the Company) in an amount equal to 2% of the gross proceeds of such Offering; however, in no event shall such aggregate amount exceed $75,000. If this Agreement is terminated by the Placement Agent in accordance with the provisions of Section 7 or Section 10, the Company will reimburse the Placement Agent for all reasonable and documented out-of-pocket disbursements (including, but not limited to, fees and disbursements of counsel (subject to the limitations set forth herein), travel expenses, postage, facsimile and telephone charges) fees and disbursements incurred by the Placement Agent in connection with its investigation, preparing to market and marketing the Securities or in contemplation of performing its obligations hereunder.

(ix)               The Company intends to apply the net proceeds from the sale of the Securities to be sold by it hereunder for the purposes set forth in the Time of Sale Disclosure Package or the Prospectus.

(x)                 The Company has not taken and will not take, directly or indirectly, during the Prospectus Delivery Period, any action designed to or which might reasonably be expected to cause or result in, or that has constituted, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities.

(xi)               The Company represents and agrees that, unless it obtains the prior written consent of the Placement Agent, and the Placement Agent represents and agrees that, unless it obtains, the prior written consent of the Company, it has not made and will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus .

(xii)              The Company represents and agrees that, unless it obtains the prior written consent of the Placement Agent, and the Placement Agent represents and agrees that, unless it obtains, the prior written consent of the Company, it has not made and will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus. Any such free writing prospectus consented to by the Company and the Placement Agent is hereinafter referred to as a “Permitted Free Writing Prospectus”. The Company represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied or will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely Commission filing where required, legending and record-keeping.

(xiii)            The Company hereby agrees that, without the prior written consent of the Placement Agent, it will not, during the period ending 90 days after the date hereof (“Lock-Up Period”), (i) offer, pledge, issue, sell, contract to sell, purchase, contract to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock; or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise; or (iii) file any registration statement with the Commission relating to the offering of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (other than (A) a registration statement on Form S-4 and Form S-8 or (B) a post-effective amendment on Form S-1 to a previously filed and effective registration statement on Form S-1 solely for purposes of keeping such prior effective registration statement current). The restrictions contained in the preceding sentence shall not apply to (1) the Securities and the Placement Agent’s Securities to be sold hereunder, (2) the issuance of Common Stock upon the exercise of options, warrants, convertible preferred stock, convertible notes or other exchange rights as disclosed as outstanding in the Registration Statement or the Prospectus, or (3) the issuance of employee stock options not exercisable during the Lock-Up Period and the grant of restricted stock awards or restricted stock units pursuant to equity incentive plans described in the Registration Statement and the Prospectus. Notwithstanding the foregoing, to the extent that the Placement Agent is at such time providing research coverage to the Company or intends to commence research coverage to the Company and is subject to restrictions set forth by FINRA Rule 2711, if (x) the Company issues an earnings release or material news, or a material event relating to the Company occurs, during the last 17 days of the Lock-Up Period, or (y) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this clause shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, unless the Placement Agent waives such extension in writing; provided, however, that this sentence shall not apply if the research published or distributed on the Company is compliant with Rule 139 of the Securities Act and the Company’s securities are “actively traded” as defined in Rule 101(c)(1) of Regulation M of the Exchange Act.

(xiv)            To engage and maintain, at its expense, a registrar and transfer agent for the Common Stock.

(xv)             To use its best efforts to maintain its listing on the OTC Marketplace (OTCQB) or the OTC Bulletin Board or become listed on a recognized national exchange.

(xvi)            To not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of the Securities.

7.                   Conditions of the Placement Agent’s Obligations. The obligations of the Placement Agent hereunder, and the Closing of the sale of the Shares and Purchaser Warrants, are subject to the accuracy, as of the date hereof and at the Closing Date, of and compliance in all material respects with all representations, warranties and agreements of the Company contained herein, the performance by the Company of its obligations hereunder and the following additional conditions:

The Prospectus (in accordance with Rules 430A, 430B and 424(b), as applicable) shall have been duly filed with the Commission, as appropriate; no stop order suspending the effectiveness of the Registration Statement or any part thereof nor suspending or preventing the use of the Time of Sale Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; no order preventing or suspending the use of the Prospectus shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; all requests for additional information (to be included in the Registration Statement, the Time of Sale Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus or otherwise) on the part of the Commission shall have been complied with to the Placement Agent’s reasonable satisfaction.

(a)                 The Shares shall continue to be listed on the OTC Marketplace (OTCQB) or the OTC Bulletin Board.

(b)                 The Company shall have entered into Subscription Agreements with each of the Purchasers and such agreements shall be in full force and effect.

(c)                 FINRA shall have raised no objection to the fairness and reasonableness of the terms of this Agreement or the transactions contemplated thereby.

(d)                 The Placement Agent shall not have reasonably determined, and advised the Company, that the Registration Statement, the Time of Sale Disclosure Package or the Prospectus, or any amendment thereof or supplement thereto, or any Issuer Free Writing Prospectus contains an untrue statement of fact which, in the Placement Agent’s reasonable opinion, is material, or omits to state a fact which, in the Placement Agent’s reasonable opinion, is material and is required to be stated therein or necessary to make the statements therein not misleading.

(e)                 On the Closing Date, there shall have been furnished to the Placement Agent the opinion and negative assurance letter of Jones Day, counsel for the Company dated the Closing Date, and addressed to the Placement Agent, in form and substance reasonably satisfactory to the Placement Agent.

(f)                  The Placement Agent shall have received a letter of UHY LLP on the date hereof and on the Closing Date, addressed to the Placement Agent, confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualifications of accountants under Rule 2-01 of Regulation S-X of the Commission, and confirming, as of the date of each such letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Time of Sale Disclosure Package, as of a date not prior to the date hereof or more than five days prior to the date of such letter), the conclusions and findings of said firm with respect to the financial information and other matters required by the Placement Agent.

(g)                 On the Closing Date, there shall have been furnished to the Placement Agent a certificate, dated the Closing Date, and addressed to the Placement Agent, signed by the chief executive officer and the chief financial officer of the Company, in their capacity as officers of the Company, to the effect that:

(i)                   The representations and warranties of the Company in this Agreement that are qualified by materiality or by reference to any Material Adverse Effect are true and correct in all respects, and all other representations and warranties of the Company in this Agreement are true and correct, in all material respects, as if made at and as of the Closing Date, and the Company has complied in all material respects with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

(ii)                 No stop order or other order (A) suspending the effectiveness of the Registration Statement or any part thereof or any amendment thereof, (B) suspending the qualification of the Securities for offering or sale, or (C) suspending or preventing the use of the Time of Sale Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus has been issued, and no proceeding for that purpose has been instituted or, to their knowledge, is contemplated by the Commission or any state or regulatory body; and

(iii)                There has been no occurrence of any event resulting or reasonably likely to result in a Material Adverse Effect during the period from and after the date of this Agreement and prior to the Closing Date.

(h)                 On or before the date hereof, the Placement Agent shall have received duly executed “lock-up” agreements, in a form set forth on Schedule IV, among the Placement Agent and each of the individuals specified in Schedule V.

(i)                   The Company shall have furnished to the Placement Agent and its counsel such additional documents, certificates and evidence as the Placement Agent or its counsel may have reasonably requested.

If any condition specified in this Section 7 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Placement Agent by notice to the Company at any time at or prior to the Closing Date, and such termination shall be without liability of any party to any other party, except that Section 6(a)(viii), Section 8 and Section 9 shall survive any such termination and remain in full force and effect.

8.                   Indemnification and Contribution.

(a)                 The Company agrees to indemnify, defend and hold harmless the Placement Agent, its affiliates, directors and officers and employees, and each person, if any, who controls the Placement Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any losses, claims, damages or liabilities to which the Placement Agent or such person may become subject, under the Securities Act or otherwise (including in settlement of any litigation if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including the information deemed to be a part of the Registration Statement at the time of effectiveness and at any subsequent time pursuant to Rules 430A and 430B of the Rules and Regulations, or arise out of or are based upon the omission from the Registration Statement, or alleged omission to state therein, a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) an untrue statement or alleged untrue statement of a material fact contained in the Time of Sale Disclosure Package, the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or in any other materials used in connection with the offering of the Securities, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (iii) an untrue statement or alleged untrue statement of a material fact contained in any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Securities, including any roadshow or investor presentations made to investors by the Company (whether in person or electronically), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iv) in whole or in part, any material breach in the representations and warranties of the Company contained herein or in the Subscription Agreements and will reimburse the Placement Agent for any legal or other expenses reasonably incurred by it in connection with evaluating, investigating or defending against such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon (A) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Time of Sale Disclosure Package, the Prospectus, or any amendment or supplement thereto or any Issuer Free Writing Prospectus, or any amendment or supplement thereto, in reliance upon, or in conformity with, written information furnished to the Company by the Placement Agent specifically for use in the preparation thereof, which written information is described in Section 8(f) or (B) the Placement Agent’s bad faith, willful misconduct or gross negligence in performing the services described in this Agreement.

(b)                 The Placement Agent will indemnify, defend and hold harmless the Company, its affiliates, directors, officers and employees, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Placement Agent), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Time of Sale Disclosure Package, the Prospectus, or any amendment or supplement thereto or any Issuer Free Writing Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Time of Sale Disclosure Package, the Prospectus, or any amendment or supplement thereto or any Issuer Free Writing Prospectus, or any amendment or supplement thereto in reliance upon, or in conformity with, written information furnished to the Company by the Placement Agent specifically for use in the preparation thereof, which written information is described in Section 8(f), or (ii) the Placement Agent’s bad faith, willful misconduct or gross negligence in performing the services described in this Agreement, and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with defending against any such loss, claim, damage, liability or action.

(c)                 Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the failure to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have to any indemnified party except to the extent such indemnifying party has been materially prejudiced by such failure. In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of the indemnifying party’s election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof; provided, however, that if (i) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (ii) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party), or (iii) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action or the indemnifying party does not diligently defend the action after the assumption of the defense, the indemnified party shall have the right to employ a single counsel to represent it in any claim in respect of which indemnity may be sought under subsection (a) or (b) of this Section 8, in which event the reasonable fees and expenses of such separate counsel shall be borne by the indemnifying party or parties and reimbursed to the indemnified party as incurred.

The indemnifying party under this Section 8 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, lawsuit or proceeding in respect of which any indemnified party is a party or could be named and indemnity was or would be sought hereunder by such indemnified party, unless such settlement, compromise or consent (a) includes an unconditional release of such indemnified party from all liability for claims that are the subject matter of such action, lawsuit or proceeding and (b) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)                 If the indemnification provided for in this Section 8 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Placement Agent on the other from the offering and sale of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Placement Agent on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Placement Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the offering received by the Company bear to the total fees and commissions received by the Placement Agent, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Placement Agent and the parties’ relevant intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Placement Agent agree that it would not be just and equitable if contributions pursuant to this subsection (d) were to be determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the first sentence of this subsection (d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim that is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), the Placement Agent shall be required to contribute any amount in excess of the amount of the Placement Agent’s commissions referenced in Section 2 actually received by the Placement Agent pursuant to this Agreement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e)                 The obligations of the Company under this Section 8 shall be in addition to any liability that the Company may otherwise have and the benefits of such obligations shall extend, upon the same terms and conditions, to each person, if any, who controls the Placement Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act; and the several obligations of the Placement Agent under this Section 8 shall be in addition to any liability that the Placement Agent may otherwise have and the benefits of such obligations shall extend, upon the same terms and conditions, to the Company, and its officers, directors and each person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act.

(f)                  For purposes of this Agreement, the Placement Agent confirms, and the Company acknowledges, that there is no information concerning the Placement Agent furnished in writing to the Company by the Placement Agent specifically for preparation of or inclusion in the Registration Statement, the Time of Sale Disclosure Package, the Prospectus, or any amendment or supplement thereto or any Issuer Free Writing Prospectus other than the statements set forth in the third paragraph on the cover page of the Prospectus, and the third, fourth, fifth and sixth paragraphs under the heading “Plan of Distribution” in the Registration Statement and the Prospectus.

9.                   Representations and Agreements to Survive Delivery. All representations, warranties, and agreements of the Company herein or in certificates delivered pursuant hereto, including, but not limited to, the agreements of the Placement Agent and the Company contained in Section 6(a)(viii) and Section 8 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Placement Agent or any controlling person thereof, or the Company or any of its officers, directors, or controlling persons, and shall survive delivery of, and payment for, the Securities and the Placement Agent’s Securities to and by the Placement Agent hereunder.

10.                Termination of this Agreement.

(a)                 The Placement Agent shall have the right to terminate this Agreement by giving notice to the Company as hereinafter specified at any time at or prior to the Closing Date, if in the discretion of the Placement Agent, (i) there has occurred any material adverse change in the securities markets or any event, act or occurrence that has materially disrupted, or in the reasonable opinion of the Placement Agent, will in the future materially disrupt, the securities markets or there shall be such a material adverse change in general financial, political or economic conditions or the effect of international conditions on the financial markets in the United States is such as to make it, in the reasonable judgment of the Placement Agent, inadvisable or impracticable to market the Shares or Purchaser Warrants or enforce contracts for the sale of thereof, (ii) trading in the Company’s common stock shall have been suspended by the Commission, or trading in securities generally on the OTC Bulletin Board, NASDAQ Global Market, New York Stock Exchange or NYSE MKT shall have been suspended, (iii) minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the OTC Bulletin Board, NASDAQ Global Market, New York Stock Exchange, or NYSE MKT, by such exchange or by order of the Commission or any other governmental authority having jurisdiction, (iv) a banking moratorium shall have been declared by federal or New York or Washington state authorities, (v) there shall have occurred any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration by the United States of a national emergency or war, any substantial change or development involving a prospective substantial change in United States or international political, financial or economic conditions or any other calamity or crisis, (vi) in the judgment of the Placement Agent, there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any Material Adverse Effect, or (vii) the Purchasers shall decline to purchase the Shares or Purchaser Warrants for any reason permitted under this Agreement or the Subscription Agreements. Any such termination shall be without liability of any party to any other party except that the provisions of Section 6(a)(viii) and Section 7 hereof shall at all times be effective and shall survive such termination.

(b)                 If the Placement Agent elects to terminate this Agreement as provided in this Section, the Company shall be notified promptly by the Placement Agent by telephone, confirmed by letter.

11.                Notices. Except as otherwise provided herein, all communications hereunder shall be in writing and, (i) if to the Placement Agent, shall be mailed, delivered or telecopied to Olympus Securities LLC, telecopy number: __________, Attention: Jeffrey Berman, Director, and (ii) if to the Company, shall be mailed, delivered or faxed to it at Guided Therapeutics, Inc., 5835 Peachtree Corners East, Suite D, Norcross, GA 30092, fax number: 770-242-8639, Attention: Chief Executive Officer; or in each case to such other address as the person to be notified may have requested in writing. Any party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.

12.                Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns and the controlling persons, officers and directors referred to in Section 8. Except as expressly provided in the Subscription Agreements, nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable remedy or claim under or in respect of this Agreement or any provision herein contained.

13.                Absence of Fiduciary Relationship. The Company acknowledges and agrees that: (a) the Placement Agent has been retained solely to act as placement agent in connection with the Offering and no fiduciary, advisory or agency relationship between the Company and the Placement Agent has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether the Placement Agent has advised or is advising the Company on other matters; (b) the price and other terms of the Shares and Purchaser Warrants set forth in this Agreement were established by the Company following discussions and arms-length negotiations with the Placement Agent and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (c) it has been advised that the Placement Agent and its affiliates are engaged in a broad range of transactions that may involve interests that differ from those of the Company and that the Placement Agent does not have any obligation to disclose such interest and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; (d) it has been advised that the Placement Agent is acting, in respect of the transactions contemplated by this Agreement, solely for the benefit of the Placement Agent, and not on behalf of the Company.

14.                Amendments and Waivers. No supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. The failure of a party to exercise any right or remedy shall not be deemed or constitute a waiver of such right or remedy in the future. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (regardless of whether similar), nor shall any such waiver be deemed or constitute a continuing waiver unless otherwise expressly provided.

15.                Partial Unenforceability. The invalidity or unenforceability of any section, paragraph, clause or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph, clause or provision.

16.                Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

17.                Submission to Jurisdiction. The Company irrevocably (a) submits to the jurisdiction of any court of the State of New York for the purpose of any lawsuit, action, or other proceeding arising out of this Agreement, or any of the agreements or transactions contemplated by this Agreement, the Registration Statement and the Prospectus (each a “Proceeding”), (b) agrees that all claims in respect of any Proceeding may be heard and determined in any such court, (c) waives, to the fullest extent permitted by law, any immunity from jurisdiction of any such court or from any legal process therein, (d) agrees not to commence any Proceeding other than in such courts, and (e) waives, to the fullest extent permitted by law, any claim that such Proceeding is brought in an inconvenient forum. THE COMPANY (ON BEHALF OF ITSELF AND, TO THE FULLEST EXTENT PERMITTED BY LAW, ON BEHALF OF ITS RESPECTIVE EQUITY HOLDERS AND CREDITORS) HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE REGISTRATION STATEMENT, THE TIME OF SALE DISCLOSURE PACKAGE AND THE PROSPECTUS.

18.                Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original and all such counterparts shall together constitute one and the same instrument.

[Signature Page Follows]

Please sign and return to the Company the enclosed duplicates of this letter whereupon this letter will become a binding agreement between the Company and the Placement Agent in accordance with its terms.

Very truly yours, GUIDED THERAPEUTICS, INC.
By:	/s/ Gene S. Cartwright
	Name:	Gene S. Cartwright
	Title:	President and CEO

Confirmed as of the date first above mentioned by the Placement Agent
OLYMPUS SECURITIES LLC
By:	/s/ Jeffrey Berman
	Name:	Jeffrey Berman
	Title:	Director